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                                                                   EXHIBIT 10.18

                     Metawave Communications Corporation/

                          GRUPO IUSACELL S.A. DE C.V.

                               Supply Agreement

                           Document Number # ______




                      Metawave Communications Corporation
                            10735 Willows Road N.E.
                             Redmond, WA 98052 USA
                               Tel. 425.702.5600
                               Fax 425.702.5970
                            http://www.metawave.com






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                               TABLE OF CONTENTS

SECTION                      TITLE                    PAGE
---------  -----------------------------------------  ----
1.         AGREEMENT................................     1
2.         DEFINITIONS..............................     1
3.         PURCHASE ORDERS / CANCELLATIONS..........     3
4.         SHIPPING / TITLE / RISK OF LOSS..........     4
5.         INSTALLATION / TRAINING / DOCUMENTATION..     5
6.         INVOICES AND PAYMENT.....................     5
7.         WARRANTY.................................     6
8.         INFRINGEMENT INDEMNITY...................     7
9.         INDEMNIFICATION..........................     8
10.        TERM AND TERMINATION.....................     9
11.        ASSIGNMENT/LIMITATIONS ON TRANSFERS......     9
12.        NOTICES..................................     9
13.        INSURANCE................................    10
14.        COMPLIANCE WITH LAWS.....................    10
15.        FORCE MAJEURE............................    12
16.        GOVERNING LAW / DISPUTE RESOLUTION.......    12
17.        CONFIDENTIALITY..........................    12
18.        INTELLECTUAL PROPERTY....................    12
19.        GENERAL PROVISIONS.......................    13





Exhibit A - Products and Services Price List
Exhibit B - Commissioning Certificate
Exhibit C - Product Maintenance Program
Exhibit D - Software License

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Exhibit E - Engineering and Optimization Services Certificate

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                      METAWAVE COMMUNICATIONS CORPORATION
                               SUPPLY AGREEMENT

THIS SUPPLY AGREEMENT (this "Agreement") is made as of this 17th day of December, 1999 (the "Effective Date") between Metawave Communications Corporation, a Delaware corporation ("Seller"), and Grupo IUSACELL S.A. de C.V., a Mexican corporation ("Customer").

The parties, in consideration of the mutual covenants, agreements and promises of the other set forth in this Agreement and intending to be legally bound, agree as follows:

1.   AGREEMENT

     Seller agrees to sell to Customer, and Customer agrees to purchase by submitting a Purchase Order(s) to Seller, the Products and Services identified on Exhibit A to this Agreement in accordance with the terms and conditions hereof and at the Purchase Prices set forth in Exhibit A. Except for the Initial Order Commitment contained in Exhibit A, it is expressly understood and agreed that this Agreement is intended solely to establish uniform and consistent terms and conditions for any Purchase Orders Customer may choose to place with Seller and that Customer is not obligated to place any Purchase Orders with Seller.

     Notwithstanding any other provision of this Agreement or any other contract between the parties to the contrary, the provisions of this Agreement shall apply to all Purchase Orders for the Products and Services during the term of this Agreement unless the parties expressly agree by written modification to this Agreement that the provisions of this Agreement shall not apply. Any additional or different terms in any acknowledgment, confirmation, invoice, Purchase Order or other communication from one party to the other shall be deemed objected to without need of further notice of objection and shall be of no effect and not in any circumstance binding upon either party unless expressly accepted by both parties in writing.

2.   DEFINITIONS

     As used in this Agreement, the following terms shall have the meanings set forth below:

     "Change Order" shall mean any subsequent change to a Purchase Order initiated by either party and mutually agreed to by both parties in writing, including but not limited to, changes due to Site configuration and Products and Services needed at the Site.

     "Commissioning" shall mean the procedures described in Seller's Product system manual to place the Product into commercial service at a particular Site. The completion of Commissioning is documented by Customer's signature on the Commissioning Certificate attached hereto as Exhibit B. Both parties agree to fulfill their respective




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     obligations defined in this Agreement to complete Commissioning at each
     Site when Seller installs such Products.

     "Engineering and Optimization Services" shall mean the engineering and optimization services provided by Seller to optimize the Product at a Site as described in Exhibit A. The completion of Engineering and Optimization Services is documented by Customer's signature on the Engineering and Optimization Services Certificate attached hereto as Exhibit E which shall be signed by Customer no later than two weeks following completion of the Engineering and Optimization Services.

     "Initial Order Commitment" means Customer's order [***] as set forth in Exhibit A, [***] on or before [***], The Initial Order Commitment of [***] is based on a mutually agreed order quantity between Seller and Customer. Seller agrees [***] or any subsequent period of time after that.

     "Product" or "Products" shall mean the SpotLight(R) 2000 spectrum management system(s) or component(s) consisting of hardware and Software as listed in Exhibit A or any additional product(s) set forth in any amendments thereto as may be subsequently agreed to from time to time by Seller and Customer.

     "Purchase Order" shall mean any Purchase Order Customer may submit to Seller for the purchase of the Products or Services which shall be subject to the terms and conditions of this Agreement and which has been accepted by Seller.

     "Purchase Price" shall mean the price of the Products and the price of the Services shown in Exhibit A or any other amount set forth in any amendments to Exhibit A as may be subsequently agreed to from time to time by Seller and Customer. All prices shown herein are in U.S. dollars.

     "Services" shall mean installation, optimization, engineering or other additional services set forth in Exhibit A or in any amendments to Exhibit A as may be subsequently agreed to from time to time by Seller and Customer.

     "Site" shall mean each of the Customer cell site locations that Seller's Products are installed.

     "Site Survey" shall mean the survey of a Site performed by Seller to determine the Product configuration and scope of Services required for the proper installation and Commissioning of the Products.

     "Software" shall mean the (i) object-code computer programs embedded in the Products which control and monitor the operation of the Products ("Embedded System Software"), and (ii) the PC-based graphical user interface computer program for the Products, and all

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     Features, Major Releases, Point Releases, and Software Patches (as such terms are defined in "Product Maintenance Program" attached hereto as Exhibit C), other updates and modifications to such Software (the "Software Updates") and any documentation in support thereof.

     "Software License" shall mean the licensing of the Software set forth in Exhibit D, the terms of which shall apply to any Software purchased by Customer from Seller pursuant to this Agreement.

3.   PURCHASE ORDERS / CANCELLATIONS

     a. Customer shall order Products and Services pursuant to this Agreement by submitting a Purchase Order that provides the information specific to the order, including but not limited to the quantity of Products and Services to be ordered, delivery destination, the name and address of the Customer's representative to whom the Products are to be shipped at the delivery destination, the price of each Product and Service per Exhibit A, the desired delivery date(s) and whether partial shipments are acceptable. Purchase orders should be submitted by Customer to Seller at least [***] prior to date of delivery of Products or the rendering of Services.

     b. Upon receipt of the Purchase Order, Seller shall have [***] business days to accept or reject the Purchase Order in writing. Any acceptances further subject to completion of Site Survey.

     c. If following the completion of the Site Survey, Seller determines that Product configurations or the Services set forth in the Purchase Order must be changed, Seller shall notify Customer with a written proposal for changes to the Purchase Order. Upon receipt, Customer shall have [***] business days to accept or reject the written proposal for changes. If accepted, Customer shall execute a written Change Order to reflect the required changes identified by the Site Survey. If Customer rejects the written proposal for changes Customer may cancel the Purchase Order subject to Section 3(e) below.

     d. At its sole option, Seller may decline to fulfill an Order if Seller determines that (i) the costs associated with the sale of the Products for the Sites are prohibitive or the conditions at such Sites are unacceptable; (ii) the sale and delivery of the Products would contravene Section 14(e) (export restrictions) of this Agreement; or
          (iii) Seller's personnel may be exposed to unsafe conditions.

     e. Customer may cancel or delay delivery of Products contained in any Purchase Order or Change Order prior to Seller's shipment of the Products subject to the terms herein. Any such cancellation or delay must be made by written notification to Seller. Customer may delay the delivery date for any Products on any purchase Order or Change Order once, and such delay shall not exceed [***] days. If Customer directs such cancellation or delay with less than

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          [***] written notice from the delivery date specified in Purchase
          Order or Change Order, Customer shall pay to Seller reasonable and documented nonrecurring costs, if any, associated with such cancellation or delay provide however, that any such costs shall not exceed in the [***] of the Purchase Price of each canceled or delayed Products.

     f. During the period of time commencing on or before the effective date of this Agreement and [***], Customer agrees to order from Seller
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4.   SHIPPING / TITLE / RISK OF LOSS

     a. Subject to Section 3, Seller shall ship in accordance with Seller's standard shipping practices all Products to Customer's designated representative at the designated delivery destination on or before the delivery date(s) specified in a Purchase Order. [***]

     b. Seller shall arrange, on behalf of Customer the following items: [***] Customer shall reimburse Seller at cost for [***] Seller shall separately invoice Customer for such charges in accordance with
          Section 6 herein.

     c. Products shall be packed by Seller in containers adequate to prevent damage during reasonable shipping, handling and storage. Customer shall be responsible for payment of any warehousing. or storage charges for the Products following delivery of the Products to Customer, except as noted in paragraph 4(a), above.

     d. Title to and risk of loss or damage to Products sold by Seller to Customer hereunder shall pass to Customer upon delivery to Customer's representative at the delivery destination specified on the Purchase Order. Title to Software shall remain with Seller in all cases pursuant to the terms of the Software License attached as Exhibit D hereto.

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5.   INSTALLATION / TRAINING / DOCUMENTATION

     a. Seller shall install and commission each Product in accordance with a mutually agreed upon deployment schedule. Customer agrees to furnish reasonable access to the cell sites and the necessary resources to assist Seller during installation and optimization. Such deployment schedule shall be agreed to in writing by Seller and Customer.

     b. If Seller fails to complete installation and commissioning of a Product within the specified deadline (or any extension agreed to in writing by the parties), and such failure is due to delays or causes within the reasonable control of Seller, then Seller will not charge Customer for the installation and commissioning of that Product at the designated site. In the event of any delay beyond the reasonable control of Seller, the date(s) of installation and commissioning shall be extended for as many days as are reasonably required due to the delay.

     c. Product training courses will be offered at Seller's offices in Redmond, WA or on site in Mexico by mutual agreement the prices listed in Exhibit A. If Seller conducts training on site in Mexico, [***]
          The course schedule and availability will be coordinated with Seller's training organization. Seller will provide at no cost to Customer one set of manuals and documentation with each Product.

6.   INVOICES AND PAYMENT

     a. For Product to be installed by Seller, Seller shall render invoices to Customer as follows: [***]

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     b.   All invoices shall be computed on the basis of the prices set forth in
          Exhibit A [***] and shall separately identify categories of charges, including but not limited o quantities of Products, type of Services, total amounts for each item, shipping charges, applicable sales or use taxes and total amount due in U.S. dollars. Customer shall promptly pay Seller the amount due within thirty (30) days of the date of invoice. Customer shall pay a late fee at the rate of one and one-half percent (1.5%) of the amount due for each month or portion thereof that the amount remains unpaid.

     c. The prices specified in Exhibit A do not include any taxes. Customer shall pay all local and government sales, excise, or any other taxes, fees, duties, tariffs, or other governmental charges or customs processing fees which may be levied upon the use, sale, transfer of ownership, or installation of Product or Services purchased hereunder or the import, movement, delivery, possession of Products, including the replacement and repair of Products, excluding, however, any taxes on the income, business or licenses of Seller. Any such taxes or fees required to be paid or collected by Seller shall be added to the invoice as separate charges and paid by Customer to Seller unless Customer provides Seller with proof of exemption acceptable to the appropriate authority.

     d. Payment shall be made by wire transfer in U.S. dollars to the following account:

          Imperial Bank
          2015 Manhattan Beach Blvd.
          Redondo Beach, CA 90278
          Attn:  Merchant Banking Group
          ABA:  122201444
          Swift:  1MPUS66
          Account Number: 36-001348
          Account Name: Metawave Communications Corporation

7.   WARRANTY

     a. Seller warrants the Products for a period of [***] ("Warranty Period"). During the Warranty Period, Seller warrants that (i) all Products furnished hereunder will be free from defects in materials, workmanship and title; (ii) all Products as delivered and properly installed and operated will function substantially as described in the user documentation and specifications provided by Seller; and (iii) the media on which the Software is contained will be free from defects in material and workmanship under normal use. THE WARRANTIES IN THIS AGREEMENT ARE GIVEN IN LIEU OF

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     ALL OTHER WARRANTIES EXPRESS OR IMPLIED WHICH ARE
     SPECIFICALLY EXCLUDED, INCLUDING, WITHOUT LIMITATION,
     IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A
     PARTICULAR PURPOSE.

     b. Customer and Seller shall handle all warranty claims in accordance with the procedures set forth in Exhibit C, the Product Maintenance Program. The actions taken by Seller under the Product Maintenance Program procedures shall be the full extent of Seller's liability and Customer's exclusive remedy with respect to a claim under this Section
          7. The supplied Products provided hereunder by Seller to Customer (i) shall perform on and after January 1, 2000 in as good a manner as before such date, and (ii) shall at all times manage, manipulate and report data involving dates (including the year 2000, dates before and after the year 2000, and single-century and multi-century formulas) without generating incorrect values or dates or causing an abnormally-ending scenario within an application.

     c. This warranty does not apply to any claim which arises out of any of the following: (i) the Product is used in other than its normal and customary manner; (ii) the Product has been subject to misuse, accident, neglect or damage by Customer; (iii) the Product has been installed, optimized or moved from its original installation site by any person other than Seller or a person who has been certified by Seller through completion of a Seller-sponsored training course to provide such services; (iv) unauthorized alterations or repairs have been made to the Product, or parts have been used in the Product which are not approved by Seller; (v) the Product is not maintained pursuant to Seller's Maintenance Programs or under the supervision of a person who has been certified by Seller to provide such maintenance service through completion of a Seller-sponsored training course; (vi) an event of Force Majeure has occurred; (vii) the failure of third party antennas, antenna lines or interconnection facilities not provided by Seller at the Site.

8.   INFRINGEMENT INDEMNITY

     a. Seller shall indemnify and hold harmless Customer against any and all liabilities, losses, costs, damages and expenses, including reasonable attorney's fees, associated with any claim or action for actual or alleged infringement by any Product or Software supplied in accordance with this Agreement of any United States patent, trademark, copyright, trade secret or other intellectual property right incurred by Customer as a result of Customer's use of such Products or Software in accordance with this Agreement provided that (i) Customer promptly notifies Seller in writing of the claim; (ii) Customer gives Seller full opportunity and authority to assume sole control of the defense and all related settlement negotiations; and (iii) Customer gives Seller information and assistance for the defense (Customer will be reimbursed for reasonable costs and expenses incurred in rendering such assistance, against receipt of invoices therefor). Subject to the conditions and limitations of liability stated in section 9(b) of this Agreement,

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          Seller shall indemnify and hold harmless Customer from all payments, which by final judgments in such claims, may be assessed against Customer on account of such alleged infringement and shall pay resulting settlements, costs and damages finally awarded against Customer by a court of law, arbitration or other adjudication of the claim.

     b. Customer agrees that if the Products or Software become, or in Seller's opinion are likely to become, the subject of such a claim, Customer will permit Seller, at Seller's option and expense, either to procure the right for Customer to continue using such Products or Software or to replace or modify same so that they become non-infringing as long as they continue to conform in all material respects to the Product specifications, and, if neither of the foregoing alternatives is available on terms that are acceptable to Seller, Customer shall at the written request of Seller, return the infringing or potentially infringing Products or Software and all the rights thereto at Seller's expense. Customer shall receive a refund of the prorated undepreciated portion of the Purchase Price actually paid by Customer to Seller for the returned portion of the Products. The Purchase Price shall be depreciated over a five (5) year period.

     c. Seller shall have no obligation to Customer with respect to any claim of patent or copyright infringement which is based upon (i) adherence to specifications, designs or instructions furnished by Customer; (ii) the combination, operation or use of any Products supplied hereunder with products, software or data with which the Products are not intended to be used or for which the Products are not designed; (iii) the alteration of the Products or modification of any Software made by any party other than Seller; or (iv) the Customer's use of a superseded or altered release of some or all of the Software if infringement would have been avoided by the use of a subsequent unaltered release of the Software that is provided to the Customer.

9.   INDEMNIFICATION

     a. Seller, shall indemnify Customer, its employees and directors, and each -of them, against any loss, damage, claim, or liability, arising out of, as a result of, or in connection with the use of the Product in accordance with this Agreement or the acts or omissions, negligent or otherwise, of Seller in the performance of this Agreement, or a contractor or an agent of Seller or an employee of anyone of them, except where such loss, damage, claim, or liability arises from the negligence or willful misconduct of Customer, agents or its employees. Seller shall, at its own expense, defend any suit asserting a claim for any loss, damage or liability specified above, and Seller shall pay. any costs, expenses and attorneys' fees that may be incurred by Customer in connection with any such claim or suit or in enforcing the indemnity granted above, provided that Seller is given (i) prompt notice of any such claim or suit and (ii) full opportunity to assume control of the defense or settlement.

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     b.   In no event will either party or their respective suppliers be liable under this Agreement for (i) the cost. of substitute procurement, special, indirect, incidental, or consequential damages, or (ii) any damages resulting from the loss of use or profits arising out of or in connection with this Agreement, the furnishing of Services, or the use or performance of Products even if informed of the possibility of such damages. Except for damages resulting from bodily injury or death to persons, in no event will Seller's total liability for (i) any damages in any action based on or arising out of or in connection with this Agreement exceed the total amount paid to Seller for such Products under this Agreement, or (ii) claims based upon Seller's obligations for Services exceed the total amount paid to Seller for such Services.

10.  TERM AND TERMINATION

     The term of this Agreement shall be three (3) years from the Effective Date. Either party may terminate this Agreement at any time with thirty
     (30) days' notice in which case Customer shall have the right to place Purchase Orders up until the effective date of the termination and such termination shall not affect any purchase order outstanding as of the effective date of the termination. If either party is in material default of any of its obligations under this Agreement and such default continues for thirty (30) days after written notice thereof by the party not in default, the nondefaulting party may terminate this Agreement. In addition, a party may terminate this Agreement if a petition in bankruptcy or a petition under any insolvency law is filed by or against the other party and is not dismissed within sixty (60) days of the commencement thereof. Any notice of termination under this section 10 shall be in writing.

11.  ASSIGNMENT/LIMITATIONS ON TRANSFERS

     a. Any assignment by either party to this Agreement or any other interest hereunder without the other party's prior written consent, shall be void, except assignment to a parent company, subsidiary or person or entity who acquires all or substantially all of the assets, business or stock of either party, whether by sale, merger or otherwise.

     b. Customer shall not purchase a Product solely for the purpose of reselling or distributing it to another party.

     c. Subject to the provisions of paragraphs a and b above, this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns, if any, of the parties hereto.

12.  NOTICES

     Except as otherwise specified in this Agreement, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and delivered in person or deposited in the United States mail, postage prepaid, certified mail, return

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     receipt requested, or by a reputable overnight courier service providing proof of delivery, or by confirmed facsimile transmission and addressed as follows:

     To Seller:                             To Customer:
     Metawave Communications Corporation    Grupo Iusacell S.A. de C.V.
     10735 Willows Road NE                  Avenida Prolongacion, Paseo de la
     Redmond, WA 98052                      Reforma Colonia Sante Fe 05348
                                            Mexico D.F.
     Attn: Richard Henderson, VP, Sales     Attn: Thomas A. Burgos
     Fax: 425 702 5976                      Fax: 52-5-109-5407
     Copy to: Kathy Surace-Smith            Copy to: Ruben Perlmutter
     General Counsel                        General Counsel
     Fax: 425-702-5978                      Fax: 52-5-109-5791

     The address to which notices or communications may be given to either party may be changed by written notice given by such party to the other pursuant to this Section 11.

13.  INSURANCE

     Seller agrees at its expense to maintain adequate insurance coverage to protect against its liabilities under this Agreement. Insurance coverage will include (a) worker's compensation insurance; (b) comprehensive general liability insurance, including coverage for product liability, bodily injury and property damage; and (c) automobile liability insurance.

14.  COMPLIANCE WITH LAWS

     a. Each party shall comply with all applicable federal, state and local laws, regulations and codes, including the procurement of permits and licenses relating to the purchase or sale of Product and Services pursuant to this Agreement.

     b. Seller agrees to obtain all necessary Mexican telecommunication authorizations, certifications, permits or licenses as required for the installation and operation of the Products and for which Seller is responsible for under Mexican. law or regulations(the "Licenses"). Customer shall provide consultation or upon request from Seller, reasonable assistance in the form of personnel, expertise and contacts to Seller (other than financial assistance) in obtaining the Licenses, customs clearances (subject to section 4(c)), visas, permits, work permits, temporary import/export permits for tools and test equipment, and any other required documentation required for the importation, installation and operation of the Products in Mexico.


     c. When Customer imports the Products into Mexico, Customer shall comply with all importation formalities and obtain any customs or regulatory permits required to import the Products into Mexico, including but not limited to, NOM certificates

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          issued by NYCE relating to compliance with electrical safety standards
          (the "NYCE Certificate"). Seller agrees to indemnify Customer, its employees and directors, and each of them, against any loss, damage, claim, or liability, arising out of, as a result of, or in connection with the issuance of the NYCE Certificate to, and the holding or maintenance of the NYCE Certificate by, Customer except where such loss, damage, claim, or liability arises from the negligence or willful misconduct of Customer, agents or its employees. Seller shall, at its own expense, defend any suit asserting a claim for any loss, damage or liability specified above, and Seller shall pay any costs, expenses and attorneys' fees that may be incurred by Customer in connection with any such claim or suit or in enforcing the indemnity granted above, provided that Seller is given (i) prompt notice of any such claim or suit and (ii) full opportunity to assume control of the defense or settlement.

          In addition, Seller shall be responsible for maintaining the Products' compliance with applicable NOM standards and for conducting additional testing if needed `to maintain the NYCE Certificate. Customer and Seller agree that the NYCE certificate shall only be used by Customer as the importer of Products for its own use, and that Seller shall not rely on the NYCE certificate issued to Customer for importation on behalf of Seller or any other purchaser of the Products in Mexico.

     d. Customer agrees that Seller may conduct testing for purposes of obtaining any Licenses for the Products at the Sites where they are installed and will allow Seller access to the Sites at times acceptable to Customer for such purposes during installation and afterwards if requested by Seller.

     e. The parties agree to comply with all applicable U.S. and Mexican export control laws and regulations and shall not export or re-export any technical data or products except in compliance with the applicable export control laws and regulations of the U.S. and Mexico.

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15.  FORCE MAJEURE

     Except for payment of moneys due, neither party shall be liable for delays in delivery or performance or for failure to manufacture, deliver or perform resulting from acts beyond the reasonable control of the party responsible for performance. Such acts shall include, but not be limited to
     (a) acts of God, acts of a public enemy, acts or failures to act by the other party, acts of civil or military authority, governmental priorities, strikes or other labor disturbances, hurricanes, earthquakes, fires, floods, epidemics, embargoes, war, riots, and loss or damage to goods in transit; (b) inability to obtain necessary products, components, services or facilities on account of causes beyond the reasonable control of the delayed party or its suppliers; or (c) delay in obtaining or the failure to obtain the necessary customs clearances, equipment authorizations, licenses, permits, governmental approvals and any other documentation required for the delivery, installation and operation of the Products at the Sites, including visas and work permits for Seller's personnel. In the event of any such delay, the date(s) of delivery or performance shall be extended for as many days are reasonably required due to the delay. If such delay continues for forty-five (45) days, either party may terminate the Purchase Order affected by the event by providing written notice.

16.  GOVERNING LAW / DISPUTE RESOLUTION

     a. This Agreement and each Purchase Order shall be construed in accordance with the internal laws of the State of New York, without regard to its choice of law provisions. The terms and conditions of the United Nations Convention CISG are excluded from application under this Agreement.

     b. Any dispute, controversy, or claim arising out of or relating to this Agreement shall first be settled by non-binding mediation to be conducted in English by a mutually agreed non-affiliated neutral party. In the event mediation is unsuccessful, the matter shall be settled by binding arbitration in New York, New York, under the rules of the International Chamber of Commerce in effect at the time of the arbitration to be conducted in English. The arbitration decision shall be final and binding upon the parties and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the above, regarding intellectual property claims, Metawave reserves the right to initiate and conduct litigation proceedings in any court it deems appropriate.

17.  CONFIDENTIALITY

     All information, data and materials provided by either party pursuant to this Supply Agreement will be subject to the terms and conditions of the Non-disclosure Agreement between Metawave and IUSACELL, dated May 19, 1999.

18.       INTELLECTUAL PROPERTY

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     All concepts, designs, ideas, techniques, software programs, inventions, discoveries, data, business processes, business procedures and any other intellectual property developed by Seller in connection with this Agreement, or arising out of its performance of this Agreement, shall be the exclusive property of Seller. The performance by Seller of its obligations under this Agreement shall not be deemed work-for-hire but shall instead be subject to this section.

19.  GENERAL PROVISIONS

     a. Seller and Customer may agree to issue a joint press release concerning the execution of this Agreement. Such press release shall be subject to prior review and written approval by both parties, such approval not to be unreasonably withheld.

     b. Any waiver by any party of any breach or failure to comply with any provision of this Agreement by the other party must be in writing and shall not be construed as, or constitute, a continuing waiver of such provision, or a waiver of any other provision of this Agreement.

     c. If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provisions, and the rights and obligations of Seller and Customer shall be construed and enforced accordingly.

     d. Except the Non-Disclosure Agreement dated May 19, 1999 which shall remain in full force and effect, this Agreement, including all Exhibits that are attached to and hereby incorporated into this Agreement, shall constitute the entire agreement between Customer and Seller with respect to the subject matter hereof and supersedes all prior agreements, covenants, arrangements, communications, representations or warranties, whether oral or written, by any party or any officer, employee or representative of any party with respect to the subject matter hereof. Upon certification by Customer of performance acceptance of the Products purchased pursuant to the Letter Agreement between Seller and Customer dated June 29, 1999 (the "Initial Order"), such Letter Agreement shall be terminated and the terms and conditions of this Agreement shall apply to the Initial Order as if the Initial Order were a Purchase Order under this Agreement. In addition, all outstanding Purchase Orders from Customer and all Products sold to Customer by Seller as of the Effective Date of this Agreement shall be subject to this Agreement, which shall supersede and replace any additional or different terms of those Purchase Orders or other order documentation.

     e. Any amendment or modification of this Agreement or any Exhibit must be in writing and signed by a duly authorized representative of each of the parties.

                                     -13-

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     f.   This Agreement applies only to sales of Products and Services to be installed at Customer Sites in Mexico.'


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.

Metawave Communications Corporation    Grupo IUSACELL S.A. de C.V.

By:     /s/: Richard Henderson         By:  /s/: Thomas Burgos
        ------------------------           ------------------
Name:   Richard Henderson              Name:    Thomas Burgos
        ------------------------           ------------------
Title:  VP Sales and Marketing         Title:   VP Network
        ------------------------           ------------------

                                     -14-


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

                                   Exhibit A

1.   Product Pricing Summary

     All Product prices shown are list prices and unless other wise indicated do not include Services, taxes, shipping and duties. Services prices shown are for Product installed and services performed in the Mexico.

[***]



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2.   Optional Software Pricing Summary

[***]

3.   Services Pricing Summary

[***]

4. Maintenance Pricing

[***]

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5.   Training

     Supplier offers SpotLight training courses designed for the cellular technician. The content of the courses shall include but not be limited to site preparation, installation, remedial maintenance, failure recovery/backup, failure repair techniques, operation of test equipment and diagnostic software use. The content of said courses may be changed by Supplier when, in its judgement, such change is warranted, the current course offered is three (3) days in length. The courses assume no prior knowledge of SpotLight systems but do require a proficient level of understanding of cellular system operation, installation and optimization. Supplier shall provide sufficient personnel to conduct each course and shall furnish instructional aids including manuals.

     The training courses will be conducted at Supplier's offices located in Redmond, Washington [***]. The price for attending the training course is [***]. Course schedules and availability will vary and shall be coordinated through Supplier's training organization.

6.   General Conditions for Order

     6.1 Towers and transmission lines to the towers, or any costs associated with the preparation of towers and the cell site including adequate electrical power and HVAC are not included in the prices shown herein and are the responsibility of Customer.

     6.2 The mounting, physical and electrical connection of the SpotLight panel antennas is not included in the prices shown herein and is the responsibility of Customer.

     6.3 Customer shall provide air time with local phone numbers at no charge and/or a reasonable number of test mobiles at no charge if required by Supplier for completion of services including Installation, Commissioning and Optimization of the Product.

     6.4 Site surveys must be completed to determine the final Product configurations and to complete the scope of work. If upon completion of the site survey and scope of work, it is determined that the Product requirements have changed, Supplier shall notify Customer with a written proposal for changes to the Purchase Order.

     6.5 Customer shall provide safe and secure access to the sites for Supplier's employees during the performance of Services. Customer shall make each site available to Supplier during a mutually agreed upon period of time.

     6.6 Customer is responsible for maintaining proper site environmental conditions and proper grounding of Supplier's equipment including proper lightening protection.

     6.7 Customer shall provide, at Supplier's reasonable request, cell site data necessary for the performance of Services including database information, baseline network statistics, call traffic and performance levels and revisions levels of cell site infrastructure hardware and software. All such information provided by Customer shall be treated as confidential Information in accordance with this Agreement.

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     6.8  If performance of Services by Supplier is delayed for reasons beyond the control of Supplier, or if additional Services are required by Customer, the prices for Services shown herein may be adjusted accordingly.

     6.9 Performance of the Services set forth herein is dependent on Customer and/or Supplier obtaining any and all necessary licenses, permits and governmental approvals required to perform the Service. Supplier shall not be held liable for any non-performance due to delays in obtaining any of the above documentation and/or approvals.


                                      -4-



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7.   [***]

     The prices shown in this Exhibit A are given in consideration of Customer's [*] set forth in this Section 7.

[***]

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Region #9

[***]

                                      -6-

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                                   Exhibit B

                           Commissioning Certificate

================================================================================

                           Commissioning Certificate

IN WITNESS WHEROF, Metawave Communications Corporation and Customer certify that the following tests have been performed with the indicated results.

--------------------------------------------------------------------------------
                                                            Not          See
    Tests Performed                 Passed     Failed    Applicable    Comments
--------------------------------------------------------------------------------
         [***]                       [_]        [_]         [_]          [_]
--------------------------------------------------------------------------------
         [***]                       [_]        [_]         [_]          [_]
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         [***]                       [_]        [_]         [_]          [_]
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         [***]                       [_]        [_]         [_]          [_]
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         [***]                       [_]        [_]         [_]          [_]
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         [***]                       [_]        [_]         [_]          [_]
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         [***]                       [_]        [_]         [_]          [_]
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         [***]                       [_]        [_]         [_]          [_]
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IN WITNESS WHEREOF, Metawave Communications Corporation and Customer certify that the Products and Services have been accepted at the following cell Site(s) on the following date in accordance with the terms and conditions set forth in the Purchase Agreement dated _________________ between Metawave and Customer.

Cell Site Name & Identification                           Date:
                                ------------------------       -----------------
Purchase Order:
               -----------------

Metawave Communications Corporation     Grupo IUSACELL S.A. de C.V.

By:                                     By:
    ----------------------------------     -------------------------------------

Name:                                   Name:
     ---------------------------------       -----------------------------------

Title:                                  Title:
      --------------------------------        ----------------------------------

Date:                                   Date:
     ---------------------------------       -----------------------------------

                                   Comments

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--------------------------------------------------------------------------------


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[***]


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                                   Exhibit C


                          Product Maintenance Program












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1.   INTRODUCTION

     Seller's product maintenance program includes both a Hardware Maintenance Program (HMP) and a Software Maintenance Program (SMP). This document describes each of the two programs.

2.   HARDWARE MAINTENANCE PROGRAM (HMP)

     Seller repairs its Product(s) down to the Field Replaceable Unit (FRU). In this Exhibit C, the term hardware refers to the non-Software components making up a FRU. The following describes Seller's Hardware Maintenance Program ("HMP"):

     2.1. Term

          21.1. Seller's HMP is included in the Purchase Price of each Product purchased by Customer and shall extend throughout the duration of the Warranty Period, as set forth in the Warranty Section of the Agreement (the "Initial HMP"). Hardware repair services are made available to Customer for a period of [***] from the date Product is shipped from Seller's factory to Customer. Following the expiration of the Initial HMP, Customer has a choice of (i) subscribing to Seller's HMP on an annual basis pursuant to the terms herein and at the HMP fees set forth in Exhibit A ("Extended HMP") for the duration of the term of the Agreement and thereafter at Seller's then current HMP fees, or (ii) having defective FRUs repaired or replaced with refurbished FRUs at Seller's then current repair rates.

     2.2. Seller shall:

          2.2.1.  If a defect occurs, either (i) repair the defective FRU or
                  (ii) replace said FRU with a new or refurbished FRU. Any item replaced will be deemed to be on an exchange basis, and any item retained by Seller through replacement will become the property of Seller.

          2.2.2. FRUs that have been repaired or replaced will be warranted for a period of time which is the longer of (i) [***] from the date of shipment of FRU to Customer or (ii) [***].

          2.2.3. At the request of Customer and if an emergency situation exists and requires an expedited shipment, Seller shall ship a replacement FRU in advance of Customer returning the defective FRU to Seller.

          2.2.4. In a non-emergency situation, Seller shall ship a repaired or replacement FRU to Customer within [***] days of receipt of a defective FRU from Customer. Equipment not manufactured by Seller will be repaired or replaced as promptly as arrangements with the manufacturers or vendors thereof permit.

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          2.2.5.  Issue a Return Material Authorization ("RMA") number to
                  Customer prior to Customer's return of the defective FRU.

          2.2.6. Pay all transportation charges for the return of the repaired or replacement FRU to Customer.

          2.2.7. Provide telephone technical support 24 hours a day, 7 days a week with a telephone call-back response time to Customer not to exceed one hour from Customer's call to Customer Support.

     2.3. Customer shall:

          2.3.1. Contact Seller via telephone, e-mail or fax to obtain an RMA prior to returning a defective FRU.

          2.3.2. Package FRU in a manner to prevent damage during shipment and clearly identify RMA number on outside of package.

          2.3.3. Ship the defective FRU to the address shown in Annex A to this exhibit.

          2.3.4. Pay all costs of transportation for sending the defective FRU to Seller.

          2.3.5. If Seller has shipped a replacement FRU in advance of Customer returning a defective FRU to Seller, as a result of an emergency situation that required an expedited shipment, Customer agrees to provide confirmation of shipment of such defective FRU, freight prepaid, to Seller (at address shown in Annex A to this exhibit) within 5 days of Seller's shipment of replacement FRU. Customer agrees to promptly pay Seller's invoice for the replacement FRU (billed at the then current FRU price) shipped to Customer if the defective FRU is not returned to Seller within the specified 5 day period.

          2.3.6. Be responsible for the initial identification of Product problems down to the FRU level and for the removal, shipment and re-installation of the malfunctioning FRU.

     2.4. On-Site Repair

          On-Site Repair can be performed at an additional charge. Such charge will be quoted to Customer and agreed upon in writing prior to dispatch of service personnel.

     2.5. Service Limitations

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          2.5.1.  Seller shall have no responsibility to repair or replace FRUs which have been repaired or altered in an unauthorized manner or which have had the bar code, serial number, or other identifying mark modified, removed or obliterated through action or inaction of Customer.

          2.5.2. In the event that Customer sends a FRU to Seller for which no defects or failures can be found, Seller may invoice Customer at the then current fee for the services rendered during the evaluation process.

3.   SOFTWARE MAINTENANCE PROGRAM (SMP)

     The following describes Seller's SMP:

     3.1. Definitions Terms which are capitalized have the meanings set forth below or, absent definition herein, as contained in the Agreement.

     Feature An innovation or performance improvement to Software that is made available to all users of the current Software release. Features are licensed to Customer individually and may be at additional cost.

     Major Release    Indicates a new version of Software that adds new Features
                      (excluding Optional Features) or major enhancements to the currently existing release of Software.

     Point Release    Indicates a modification to Software resulting from
                      planned revisions to the current release, or corrections and/or fixes to the current release of Software.

     Software Patch   Software that corrects or removes a reproducible anomaly
                      or "bug" in an existing Major Release.

     3.2. Term

          3.2.1. Seller's SMP is included in the Purchase Price of each Product purchased by Customer and shall extend throughout the duration of the Warranty Period, as set forth in the Warranty Section of the Agreement (the "Initial SMP Term"). Thereafter, SMP is provided by Seller to Customer pursuant to the terms herein and is included in the SMP fees set forth in Exhibit A for a period of 12 months. Any Software provided to Customer during the term of the SMP will be provided pursuant to Seller's Software License as set forth in the Software License exhibit of the Purchase Agreement.

     3.3. Scope

                                      -4-

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          3.3.1.  During the term of SMP, all Major Releases, Point Releases,
                  Software Patches and standard Features made generally available by Seller shall be available to Customer at no additional charge. Customer shall install such Software promptly upon receipt.

          3.3.2. Optional Features and certain significant enhancements shall be made available to Customer at an additional charge.

          3.3.3 Certain optional Features shall be sold on a per-unit basis and may have price levels that reflect unit capacity.

          3.3.4 Customer will be responsible for problem identification of reproducible Software malfunctions. In the event of any such Software malfunction, Customer shall notify Seller promptly of the failure through calling Seller's Customer Support.

          3.3.5 Seller shall provide, at a Seller authorized repair depot, such service as is necessary to correct Software defects. Such service will be provided by Seller as soon as is possible and on a priority basis according to the severity of the problem.

          3.3.6. Seller shall provide telephone technical support 24-hour a day, 7 days a week with a telephone call-back response time to Customer not to exceed one hour from Customer's call to Customer Support. Additionally, Seller shall provide telephone assistance and guidance during the installation of new Software.

          3.3.7. Seller shall support the current Major Release and associated Point Releases and Features as well as the immediately preceding Major Release and associated Point Releases and Features.

          3.3.8. Seller shall have no obligation to support any Software that is older than the immediately preceding Major Release. However, any support provided by Seller for Software older than the immediately preceding Major Release and associated Point Releases and Features shall be on a time and material basis. An open purchase order will be required before any such services are rendered.

          3.3.9. Seller shall perform its services hereunder in a good workmanlike manner and in accordance with industry standards where applicable.

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

          Annex A: Procedures for Metawave's Hardware Maintenance Program

A.   Metawave's Customer Support Customer Support

     Customer Support can be reached by call the following numbers:

     Domestic phone:         888-642-2455

     International phone:    425-702-6550

     Fax:                    425 702 5975

     Email:                  support@metawave.com

B.   Return Material Authorization (RMA)

     Customer must contact Customer Support via telephone, e-mail or fax to obtain a Return Material Authorization (RMA) number. Seller may return shipments without a RMA number to the Customer unrepaired and at Customer's expense.

     The RMA number must be clearly written on the outside of the package.

     A RMA number will not be issued until a purchase order is provided for the repair price for those items not covered under warranty.

C.   Return Address

     All Field Replaceable Units (FRUs) must be shipped to:

     Metawave Communications Corporation

     10735 Willows Road N.E.

     Redmond, WA 98073-9769 USA

D.   Packing Instructions

     Customer must pack all returned equipment in a manner no less protective to such equipment than the manner in which Seller packages similar equipment.

E.   Repair Purchase Orders

     Repair purchase orders are required in the following instances:

     1.   When Customer returns out of warranty FRUs for repair.

     2. When Seller sends pre-exchange FRU to Customer prior to the defective FRU being received by Seller, and if defective FRU is not received within five (5) days of shipment of replacement FRU.

     Under these circumstances, a facsimile copy of the purchase order may be transmitted to Seller and followed-up by a confirming hard copy in the mail.

F.   Expedited Service

     In an emergency situation that requires an expedited shipment, Seller offers Expedite Services upon Customer's request at no additional charge except that Customer shall pay for additional expedited freight charges, if any. If the HMP




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     has expired, such expedite service will carry an additional fee of $300 plus freight charges (plus the price of FRU if out of warranty) per FRU.

G.   Invoices and Payment

     Invoices are payable in accordance with the terms of the Agreement. If pre-exchanged FRU's are not returned by Customer to Seller within five (5) days then Seller shall invoice Customer for the amount of the exchanged FRU's.

H.   Freight

     FRUs covered under Initial HMP or Extended HMP:

     Customer shall ship the FRU to Seller on a prepaid basis and Seller will return the FRU to Customer on a prepaid basis, not billing Customer for return freight.

     FRUs out of Warranty:

     Customer shall ship the FRU to Seller on a prepaid basis and Seller will utilize the freight carrier number furnished by Customer for return freight.

I.   Duties and Taxes

     All duties, customs clearance fees and any and all taxes will be the responsibility of the Customer.

J.   Non-compliance

Failure to comply with any of the procedures may result in delay or non-delivery of the FRUs.

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                                   Exhibit D


                               Software License









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1.   DEFINITIONS

     For the purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the Agreement that this document is attached as Exhibit D and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto unless otherwise expressly defined herein.

2.   SCOPE

     Pursuant to the Agreement, Software will be delivered by Seller to Customer for use with a Product according to the terms of the Agreement and this Exhibit. Customer shall then become a licensee with respect to such Software.

3.   LICENSING GRANT

     3.1. Concurrent with execution of the Agreement, and subject to the terms and conditions set forth herein, Seller grants to Customer a revocable, non-exclusive and non-transferable license under Seller's applicable proprietary rights to use Software delivered to Customer hereunder to routinely operate and monitor the Product with which the Software was delivered.

     3.2. The Software licensing fees for the most current versions of the Software including the Embedded System Software and LampLighter Software (available at the time of purchase of a Product) are included in the Purchase Price of a Product. Software Updates are available under the Software Maintenance Program described in Exhibit C or for additional licensing fees.

4.   LIMITATIONS ON USE OF SOFTWARE

     4.1. Without the prior written consent of Seller, Customer shall only use the Software in conjunction with a single Product delivered to Customer under the terms of the Agreement.

     4.2. The license granted to Customer in Section 3 may not be transferred to another Product or Site or another entity without the written consent of Seller.

     4.3. The Software is subject to laws protecting patents, trade secrets, know-how, confidentiality and copyright.

     4.4. Customer shall not translate, modify, adapt, decompile, disassemble, or reverse engineer the Software or any portion thereof.

     4.5. Unless otherwise expressly agreed to by Seller, Customer shall not permit its directors, officers, employees or any other person under its direct or indirect control, to write, develop, produce, sell, or license any software that performs the same functions as the Software by means directly attributable to access to the Software (e.g. reverse engineering or copying).


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     4.6. Customer shall not export the Software from the United States without the written permission of Seller. If written permission is granted for export of the Software, then Customer shall comply with all U.S. laws and regulations for such exports and shall hold Seller harmless, including legal fees and expenses for any violation or attempted violation of the U.S. export laws.

     4.7. Customer acknowledges that Seller owns the Software and that any rights therein not specifically granted in this License are the exclusive property of Seller.

5.   RIGHT TO COPY, PROTECTION AND SECURITY

     5.1. Software provided hereunder may be copied (for back-up purposes and disaster recovery only) in whole or in part, in printed or machine-readable form for Customer's internal use only, provided, however, that no more than two (2) printed copies and two (2) machine-readable copies (other than copies electronically resident in Products) shall be in existence at any one time `Without the prior written consent of Seller.

     5.2. With reference to any copyright notice of Seller associated with Software, Customer agrees to include the same on all copies it makes in whole or in part. Seller's copyright notice may appear in any of several forms, including machine-readable form. Use of a copyright notice on the Software does not imply that such has been published or otherwise made generally available to the public.

     5.3. Customer agrees to keep confidential, in accordance with the terms of the Agreement or a non-disclosure agreement signed by the parties, and not provide or otherwise make available in any form any Software or its contents, or any portion thereof, or any documentation pertaining to the Software, to any person other than employees of Customer or Seller.

     5.4. Software is the sole and exclusive property of Seller and no title or ownership rights to the Software or any of its parts, including documentation, is transferred to Customer.

     5.5. Customer acknowledges that it is the responsibility of Customer to take all reasonable measures to safeguard Software and to prevent its unauthorized use or duplication.

6.   REMEDIES

     Customer acknowledges that violation of the terms of this License Agreement or the Agreement shall cause Seller irreparable harm for which monetary damages may be inadequate, and Customer agrees that Seller may, in addition to any other legal or equitable remedy, seek temporary or permanent injunctive relief without the need to prove actual harm in order to protect Seller's interests.

                                    -3-

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7.   TERM

     Unless otherwise terminated, pursuant to Section 8 hereof, the term of the license granted pursuant to Section 3 herein shall be perpetual.

8.   TERMINATION

     8.1. The license granted hereunder may be terminated by Customer upon one
          (1) month's prior written notice.

     8.2. Seller may terminate the license granted hereunder if Customer is in material default of any of the terms and conditions of this Software License and such termination shall be effective if Customer fails to correct such default within thirty (30) days after written notice thereof by Seller. The provisions of Sections 4 and 5 herein shall survive termination of any such license.

     8.3. Within one (1) month after termination of the license granted hereunder, Customer shall furnish to Seller a document certifying that through its best efforts and to the best of its knowledge, the original and all copies in whole or in part of all Software, in any form, including any copy in an updated work, have been returned to Seller or destroyed. With prior written consent from Seller, Customer may retain one (1) copy for archival purposes only.

9.   RIGHTS OF THE PARTIES

     9.1. Nothing contained herein shall be deemed to grant, either directly or by implication, estoppel, or otherwise, any license under any patents, patent applications or copyrights of Seller except as expressly granted herein.

     9.2. Rights in programs or operating systems of third parties, if any, are further limited by their license agreements with such third parties, which agreements are hereby incorporated by reference thereto and made a part hereof as if fully set forth herein. Customer agrees to abide thereby.

     9.3. During the term of the license granted pursuant to Section 3 herein and for a period of one (1) year after expiration or termination, Seller, and where applicable, its licenser(s), or their representatives may, upon prior notice to Customer, a) inspect the files, computer processors, equipment, facilities and premises of Customer during normal working hours to verify Customer's compliance with this Software License, and b) while conducting such inspection, copy and/or retain all Software, including the medium on which it is stored and all documentation that Customer may possess in violation of the license or the Agreement.

     9.4. Customer acknowledges that the provisions of this Exhibit D are intended to inure to the benefit of Seller and its licensors and their respective successors in interest.

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          Customer acknowledges that Seller or its licensers have the right to enforce these provisions against Customer, whether in Seller's or its licenser's name.







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10.  LIMITATIONS ON SOFTWARE

     Customer understands that errors occur in Software and Seller makes no warranty that the Software will perform without error. Customer accepts the Software "as is" subject to the warranty set forth in Section 7 of the Agreement.

11.  YEAR 2000 WARRANTY

     In addition to the warranties contained in Section 7 of the Agreement, Seller warrants, covenants and agrees that the Software will perform, operate and function when used in accordance with its associated documentation, and will be capable upon Commissioning to accurately process, provide and/or receive date data from, into and between the twentieth and twenty-first centuries, including the years 1999 and 2000, and leap year calculations, provided that all other products (e.g. hardware, software and firmware) used in combination with the Products(s) properly exchanges date data with it.

12.  ENTIRE UNDERSTANDING

     12.1. This Exhibit D is a part of, and is to be read together with, the Agreement which contains additional terms and conditions, warranties and indemnities applicable to the Software.

     12.2. Notwithstanding anything to the contrary in other agreements, purchase orders or order acknowledgments, the Agreement, the Software specifications set forth in the Products specifications and this Exhibit D set forth the entire understanding and obligations regarding use of Software, implied or expressed.

                                      -6-

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                                   Exhibit E


                         Engineering and Optimization

                                   Procedure












                                 CONFIDENTIAL

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

Introduction

This exhibit establishes the Performance Criteria and Procedure to be used for the Engineering and Optimization for the Products ("Product" shall mean Seller's SpotLight 2000 product). The Engineering and Optimization Procedure consists of [***]. The Engineering and Optimization Procedure consists of separate activities for analog and CDMA consisting of:

[***]

Comp1etion of the Engineering and Optimization of a SpotLight shall be indicated by [***] found at the end of this Exhibit E.

Product Configuration Planning

In order for Customer and Seller to configure the Product, Customer must provide the following specific cell site information for all current and planned sites in the area of Customer's network where Product is to be installed. The information is required for all sites regardless of whether the SpotLight Product is to be installed in that particular site, unless specifically designated as "Required for Product sites only" in the list below, which indicates that the information is required only for sites where Product is to be installed.

[***]

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Measurement Process

The collection and measurement process described in this section will be followed during both the Baseline Performance Collection and the Performance Collection and Evaluation. Drive test route(s), drive test equipment, data to be collected during drive tests, number of runs per drive test route and frequency of data sampling all must be agreed to by Customer and Seller prior to beginning the Measurement Process.

Information discovered in the drive tests and information that must be provided by customer and included in both the Baseline Performance Collection and the Performance Collection and Evaluation include but are not limited to:

[***]

In addition to collecting the above information, switch statistics from the previous year must be analyzed to determine if adjustments due to seasonal variation between the baseline data collection phase and the Product data collection phase need to be made. Customer must provide either the actual switch statistics or summaries of seasonal statistical traffic trends.

Customer must provide a log of all system changes during both the Baseline Performance Collection phase and the Performance Collection and Evaluation phase, recording the occurrences of such events as cell site additions, frequency re-tunes, outages, etc. Customer must collect the switch statistics and provide them to Metawave on a daily basis.

The calculation for Lost Calls Percentage and Ineffective Attempts Percentage will be calculated using the following equations unless otherwise agreed to by Seller and Customer:

[***]

[***]


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Baseline Performance Collection

Using the procedure set forth in the Measurement Process section of this exhibit, Customer and Seller will perform drive tests to determine the current performance characteristics of the existing CDMA and analog networks. Customer and Seller must agree in writing as to the validity of baseline switch statistic data and drive test data.

The duration of the baseline sampling time period shall be mutually agreed upon. [***]. Switch statistics collected during the baseline sampling time period will include both daily summaries (excluding maintenance windows) and system busy hour summaries.

Product Optimization

     Optimization consists of adjusting any necessary parameters in the Product, switch or cell site parameters. Drive testing data and switch statistics will be used to monitor the performance of the system. Product optimization will be performed by Seller with assistance as required by Customer. Optimization may include up to three iterations of CDMA Sector Synthesis, the number of which will be determined by evaluating cell site performance statistics. Seller and Customer will jointly determine when the Product has been properly optimized including cell site footprint and any modifications to the footprint agreed to by Customer and Seller.

Performance Collection and Evaluation

     Switch Statistic Collection

     Switch statistics will be collected and analyzed using the method defined in Measurement Process phase. The duration of the Performance Collection and Evaluation sampling time period shall be at [***] and shall not exceed [***] and shall constitute the Performance Evaluation Period. The Performance Collection and Evaluation shall occur immediately after completing Product Optimization. Customer agrees to collect the switch statistics and provide them to Metawave on a daily basis.

     Performance Criteria

     The Performance Criteria is as follows:

     .  [***]

     .  [***]

     .  [***]

     .  [***]

     In addition to the above paragraph, the Product [***].

     Adjacent Cell Impacts

     The parties agree to monitor adjacent non-Product cell sites when collecting data for the Lost Call Percentage. Such data will be considered in Performance of the Products. [***]

     Effects from Increased Traffic

     Significant traffic level increases from baseline to Performance Evaluation may affect Lost Call Percentages [***]

     Anomalous Data

     [***]

Seller Responsibilities

     During the Performance Collection and Evaluation, Seller agrees to furnish sufficient resources to perform the tests and activities as outlined in this exhibit and in the time frames established between Customer and Seller. The results of the Performance Collection and Evaluation will be recorded by Seller and presented to Customer in a written format prior to Customer signing the Engineering and Optimization certificate.

Customer Responsibilities

     During the Baseline Performance Collection, Product Optimization and Performance Collection and Evaluation, [***]

     Customer will provide sufficient network resources [***] so that system performance will not degrade due [***]

     During the Baseline Performance Collection, Product Optimization and Performance Collection and Evaluation, Customer shall perform standard maintenance on all network equipment for the cells in Customer's network where Product is to be installed. [***] These logs should contain any performance affecting [***]

     Seller will provide sufficient human resources for the deployment of the Product and to complete Engineering and Optimization Certificate.

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                                        Engineering and Optimization Certificate
================================================================================

                   Engineering and Optimization Certificate

IN WITNESS WHEROF, Metawave Communications Corporation and Customer certify that the following activities have been performed and completed.

--------------------------------------------------------------------------------
    Tests Performed       Passed      Failed      Complete       See Comments
--------------------------------------------------------------------------------
        [***]                                       [_]               [_]
--------------------------------------------------------------------------------
        [***]                                       [_]               [_]
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        [***]              [_]         [_]                            [_]
--------------------------------------------------------------------------------
        [***]              [_]         [_]                            [_]
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        [***]              [_]         [_]                            [_]
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        [***]              [_]         [_]                            [_]
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, Metawave Communications Corporation and Customer certify that the Engineering and Optimization activities listed above have been completed passed testing for the Products and Services at the following cell Site(s) on the following date in accordance with the terms and conditions set forth in the Purchase Agreement dated ____________________ between Metawave and Customer.

Cell Site Name & Identification                     Date:
                               ------------------        -----------------------
Purchase Order:
               ------------------

Metawave Communications Corporation      Grupo IUSACELL S.A. de C.V.

By:                                      By:
   -----------------------------------      ------------------------------------

Name:                                    Name:
     ---------------------------------        ----------------------------------

Title:                                   Title:
      --------------------------------         ---------------------------------

Date:                                    Date:
     ---------------------------------        ----------------------------------

                                   Comments


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                                      -6-

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